Filed pursuant to 497(k)
File Nos. 002-80571 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED MAY 29, 2026

TO THE

SUMMARY PROSPECTUS

DATED APRIL 27, 2026, AS SUPPLEMENTED

BRIGHTHOUSE/ARTISAN MID CAP VALUE PORTFOLIO

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME

The Board of Trustees of Brighthouse Funds Trust II (the “Trust”) has approved the following changes with respect to Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”): (1) changing the subadviser for the Portfolio from Artisan Partners Limited Partnership (“Artisan”) to Invesco Advisers, Inc. (“Invesco”) effective on or about June 1, 2026, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Invesco; (2) changing the name of the Portfolio to Invesco Value Opportunities Portfolio effective on or about June 1, 2026; and (3) removing the Portfolio’s policy to invest at least 80% of the Portfolio’s net assets in the common stocks of medium-sized companies (the “80% Policy”) effective July 31, 2026.

In connection with the foregoing, the following changes will be made:

	Current	Changes	Effective Date
Portfolio Name	“Brighthouse/Artisan Mid Cap Value Portfolio”	The Portfolio’s name will change to “Invesco Value Opportunities Portfolio”	June 1, 2026

80% Policy

“Artisan Partners Limited Partnership (“Artisan Partners” or “Subadviser”), subadviser to the Portfolio, invests at least 80% of the Portfolio’s net assets in the common stocks of medium-sized companies.”

		The Portfolio’s 80% Policy will be eliminated.	July 31, 2026

Also, in connection with the foregoing, effective June 1, 2026:

(1)

Except as otherwise noted below, all references to the former name of the Portfolio contained in the Summary Prospectus will change to the Portfolio’s new name and all references to Artisan as the Portfolio’s subadviser contained in the Summary Prospectus will change to Invesco. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to Artisan as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

(2)	The following changes will be made to the Portfolio’s Summary Prospectus:

The information in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Total return through growth of capital and current income.

The information in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Invesco Advisers, Inc. (“Invesco” or “Subadviser”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, in a portfolio of common stocks, preferred stocks and convertible securities.

Invesco will consider selling a security if a more attractive investment opportunity is identified, if a security is trading near or above the portfolio managers’ estimate of intrinsic value, or if there is a fundamental deterioration in business prospects that results in inadequate upside potential to estimated intrinsic value.

The Portfolio seeks to achieve strong long-term performance by constructing a diversified portfolio believed by Invesco to offer value content greater than the broad market, as measured by the Portfolio’s aggregate discount to Invesco’s estimated intrinsic value of the Portfolio. The investment process is fundamental in nature and focused on individual issuers as opposed to macroeconomic forecasts or specific industry exposure. The portfolio construction process is intended to preserve and grow the estimated intrinsic value of the Portfolio rather than mirror the composition or sector weights of any benchmark.

The Portfolio may invest in securities of issuers of any market capitalization; however, under normal market conditions, it invests a substantial portion of its assets in securities of mid-capitalization issuers. The Portfolio considers an issuer to be a mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of market capitalizations included in the Russell Midcap® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. An issuer’s “market capitalization” is the value of its outstanding stock.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers including securities of issuers located in emerging market countries, i.e., those that are generally in the early stages of their industrial cycle, and depositary receipts.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

The Portfolio can invest in derivative instruments including forward foreign currency contracts, futures contracts and options. The Portfolio can use forward foreign currency contracts to seek to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated or otherwise manage exposure to foreign currency exchange risk. The Portfolio can use futures contracts, including index futures, to seek exposure to certain asset classes. The Portfolio can use options to seek investment return or to mitigate risk and to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

The Portfolio emphasizes a value style of investing, seeking undervalued companies believed by Invesco to possess the potential for capital growth. In selecting securities, Invesco emphasizes the following characteristics, although not all investments will have these attributes:

•	Buy businesses trading at a significant discount to Invesco’s estimate of intrinsic value. Invesco believes intrinsic value represents the fair economic worth of the business.

•

Emphasize quality businesses with potential to grow intrinsic value over time. The Portfolio primarily seeks issuers believed by Invesco to have solid growth prospects, the ability to earn an attractive return on invested capital and a management team that exhibits intelligent capital allocation skills.

As a result of the Portfolio’s stock selection process, a significant portion of the Portfolio’s assets may be invested in companies within the same industries or sectors of the market.

The section entitled “Principal Risks” is revised to add the following disclosure immediately before the subsection entitled “Focused Investment Risk”:

Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates.

Emerging Markets Risk. In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, lower trading volume, trading suspension, security price volatility, proceeds repatriation restrictions, withholding and other taxes, some of which may be confiscatory, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Convertible Securities Risk. Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument or asset. Derivatives can be highly volatile and can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value and can involve risks in addition to, and potentially greater than, the risks of the underlying reference instrument. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

Forward and Futures Contract Risk. The successful use of forward and futures contracts will depend upon the Subadviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of forward and futures contracts include (i) the imperfect correlation between the change in market value of the instruments held by the Portfolio and the price of the forward or futures contract; (ii) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (iii) losses caused by unanticipated market movements, which are potentially unlimited; (iv) the Subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (v) the possibility that the counterparty will default in the performance of its obligations; (vi) if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, and the Portfolio may have to sell securities at a time when it is disadvantageous to do so; (vii) the possibility that the Portfolio may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or clearinghouse; (viii) the possibility that position or trading limits will preclude the Subadviser from taking positions in certain futures contracts on behalf of the Portfolio; and (ix) the risks typically associated with foreign investments to the extent the Portfolio invests in derivatives traded on markets outside the United States.

The following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective June 1, 2026, Invesco became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Invesco been its subadviser and had its current principal investment strategies then been in effect.

The Average Annual Total Return Table in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years
Class A	1.82%	7.04%	8.32%
Class B	1.57%	6.77%	8.05%
Class E	1.67%	6.88%	8.16%
S&P 500 Index* (reflects no deduction for mutual fund fees or expenses)	17.88%	14.42%	14.82%
Russell 3000 Growth Index (reflects no deduction for mutual fund fees or expenses)	17.15%	13.15%	14.29%
Russell Midcap Value Index (reflects no deduction for mutual fund fees or expenses)	11.05%	9.83%	9.78%

*

Effective June 1, 2026, the S&P 500® Index replaced the Russell 3000® Index as the Portfolio’s broad-based securities market index. This change to the Portfolio’s broad-based securities market index was made because the S&P 500® Index better reflects the broad market segment(s) in which the Portfolio invests.

The disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Invesco Advisers, Inc. is the subadviser to the Portfolio.

Portfolio Managers. Jonathan Edwards, CFA, Portfolio Manager (Lead), and Jonathan Mueller, CFA, Portfolio Manager, have managed the Portfolio since June 2026.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE